AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 to Securities Purchase Agreement, dated as of November 6, 2007, shall serve to amend (a) the Securities Purchase Agreement, dated as of December 15, 2006, by and among STI Group, Inc. (formerly, Financial Systems Group, Inc.), a Delaware corporation with its headquarters located at 30950 Rancho Viejo Rd #120, San Juan Capistrano, CA 92675, and each of the Buyers set forth therein, as heretofore amended (the “Agreement”), (b) the Callable Secured Convertible Notes issued thereunder, and (c) the Registration Rights Agreement entered into pursuant thereto. Capitalized terms used, but not defined, herein have the respective meanings set forth in the Agreement.

1. Section 1.2(a) of each of the Notes is hereby amended by changing the reference to “Effectiveness Deadline (as defined in the Registration Rights Agreement)” in the definition of Applicable Percentage set forth therein to “June 30, 2008”.

2. Section 3.3 of each of the Notes is hereby amended by changing the reference to “September 30, 2007 (as defined in the Purchase Agreement)” in the first sentence thereof to “June 30, 2008”.

3. Section 2(a) of the Registration Rights Agreement is hereby amended by (a) changing the reference to “April 30, 2007” in the first sentence thereof to “May 31, 2007”.

4. Section 2(c) of the Registration Rights Agreement is hereby amended by (a) changing the reference to “September 30, 2007” in the second sentence thereof to “June 30, 2008”, (b) changing the reference to “September 30, 2007” in clause (i) of the third sentence thereof to “June 30, 2008”, and (c) changing the reference to “September 30, 2007” in the fifth sentence thereof to “June 30, 2008”.

5. Section 3(a) of the Registration Rights Agreement is hereby amended by changing the reference to “September 30, 2007” therein to “June 30, 2008”.

6. Each Buyer hereby waives and releases the Company from any and all claims or causes of action (whether in law or equity) arising under or relating to the Registration Rights Agreement which any Buyer had, has, or may have through the date hereof or that hereafter accrues, based on actions occurring through the date hereof.

7. All other provisions of the Agreement shall remain in full force and effect.

[Signature Page Follows]

ACCEPTED AND AGREED:

STI GROUP, INC.

By:
Name: David Walters
Title: Chairman

AJW PARTNERS, LLC
By: SMS Group, LLC

By:
Corey S. Ribotsky Manager

AJW OFFSHORE, LTD. By: First Street Manager II, LLC

By:
Corey S. Ribotsky Manager

AJW QUALIFIED PARTNERS, LLC By: AJW Manager, LLC

By:
Corey S. Ribotsky Manager

NEW MILLENNIUM CAPITAL PARTNERS II, LLC By: First Street Manager II, LLP

By:
Corey S. Ribotsky Manager